Exhibit 99.1

WATERSTONE FINANCIAL, INC.
WATERSTONE BANK
11200 W. PLANK CT.
WAUWATOSA, WI 53226

Contact:  Mark R. Gerke
Chief Financial Officer
414.459.4012
markgerke@wsbonline.com

Waterstone Financial, Inc. Announces Results of Operations for the Quarter and Six Months Ended June 30, 2019.
WAUWATOSA, WI – 07/24/2019 – Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $9.6 million, or $0.37 per diluted share for the quarter ended June 30, 2019 compared to $9.4 million, or $0.34 per diluted share for the quarter ended June 30, 2018. Net income per diluted share was $0.61 for the six months ended June 30, 2019 compared to net income per diluted share of $0.59 for the six months ended June 30, 2018.
“We achieved a record second quarter net income of $9.6 million and diluted earnings per share of $0.37,” said Douglas Gordon, CEO of Waterstone Financial, Inc. “The Community Banking segment continues to focus on organic growth, maintaining strong asset quality and making strategic investments for the future. The Mortgage Banking segment executed well in the second quarter including originating its highest loan volume for a month of May. As a result of our continued strong performance and well capitalized position, we were able to enter into a new share repurchase program during the quarter and continue declaring a quarterly dividend showing our commitment to increasing shareholder value.”

Highlights of the Quarter Ended June 30, 2019

Waterstone Financial, Inc. (Consolidated)

•	Consolidated net income of Waterstone Financial, Inc. totaled $9.6 million for the quarter ended June 30, 2019, compared to $9.4 million for the quarter ended June 30, 2018.
•	Consolidated return on average assets was 1.95% for the quarter ended June 30, 2019 compared to 2.02% for the quarter ended June 30, 2018.
•	Consolidated return on average equity was 9.96% for the quarter ended June 30, 2019 and 9.40% for the quarter ended June 30, 2018.
•
The Company repurchased a total 384,500 shares on the open market during the quarter ended June 30, 2019 at an average price of $16.74 per share for a total of 846,900 shares at an average price of $16.62 per share during the six months ended June 30, 2019.

•	Dividends declared totaled $0.12 per share during the quarter ended June 30, 2019 amounting to a total of $0.74 in dividends declared per share during the six months ended June 30, 2019.

Community Banking Segment

•	Pre-tax income of the segment totaled $7.4 million for the quarter ended June 30, 2019, which represents a 13.7% decrease compared to $8.5 million for the quarter ended June 30, 2018.
•	Net interest income of the segment totaled $13.5 million for the quarter ended June 30, 2019, which represents a 1.6% decrease compared to $13.7 million for the quarter ended June 30, 2018.
•
Average loans held for investment totaled $1.38 billion during the quarter ended June 30, 2019, which represents an increase of $47.3 million, or 3.6% over the comparable quarter in the prior year. Average loans held for investment decreased $228,000, or 0.1% annualized, compared to $1.38 billion for the quarter ended March 31, 2019.

•
Net interest margin decreased 32 basis points to 2.82% for the quarter ended June 30, 2019 compared to 3.14% for the quarter ended June 30, 2018, which was a result of the increase in cost of funding as certificates of deposit and borrowings repriced at higher rates over the past year. Net interest margin decreased nine basis points compared to 2.93% for the quarter ended March 31, 2019.

•
The segment had no provision for loan losses for the quarter ended June 30, 2019 compared to a negative provision for loan loss of $250,000 for the quarter ended June 30, 2018. Net recoveries totaled $26,000 for the quarter ended June 30, 2019, compared to net recoveries of $154,000 for the quarter ended June 30, 2018.

•	Noninterest income decreased $58,000 for the quarter ended June 30, 2019 compared to the quarter ended June 30, 2018 as fees earned on loans decreased.
•	Noninterest expenses increased $647,000 for the quarter ended June 30, 2019 compared to the quarter ended June 30, 2018 as compensation, occupancy, data processing, and real estate owned increased.
•	The efficiency ratio for the community banking segment totaled 49.52% for the quarter ended June 30, 2019, compared to 44.26% for the quarter ended June 30, 2018.
•
Average deposits totaled $1.04 billion during the quarter ended June 30, 2019, which represents an increase of $50.7 million, or 5.1%, over the comparable quarter in the prior year.  Average deposits increased $4.3 million, or 1.6% annualized, compared to the quarter ended March 31, 2019.

•	Nonperforming assets as percentage of total assets was 0.37% at June 30, 2019, 0.44% at March 31, 2019, and 0.45% at June 30, 2018.
•	Past due loans as percentage of total loans was 0.61% at June 30, 2019, 0.46% at March 31, 2019, and 0.54% at June 30, 2018.

Mortgage Banking Segment

•	The Mortgage Banking segment totaled a pre-tax income of $5.4 million for the quarter ended June 30, 2019, compared to $4.0 million of pre-tax income for the quarter ended June 30, 2018.
•
Loan originations increased approximately $72.1 million to $793.3 million during the quarter ended June 30, 2019, compared to $721.2 million during the quarter ended June 30, 2018.  Origination volume relative to purchase activity accounted for 87.6% of originations for the quarter ended June 30, 2019 compared to 92.6% of total originations for the quarter ended June 30, 2018.

• •
Mortgage banking income increased $1.8 million, or 5.6%, to $34.4 million for the quarter ended June 30, 2019, compared to $32.5 million for the quarter ended June 30, 2018.
Gross margin on loans sold decreased 4.7% to 4.29% for the quarter ended June 30, 2019, compared to 4.50% for the quarter ended June 30, 2018.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield, Oak Creek, Oconomowoc/Lake Country, Pewaukee, Waukesha/Brookfield, and West Allis, Wisconsin and a commercial lending office in Minneapolis, Minnesota. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 47 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Such statements are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (i) exposure to the deterioration in the commercial and residential real estate markets which could result in increased charge-offs and increases in the allowance for loan losses,  (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in the allowance for loan losses, (iii) Waterstone’s ability to maintain required levels of capital and other current and future regulatory requirements, (iv) the impact of recent and future legislative initiatives on the financial markets, and (v) those factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For The Three Months Ended June 30,		For The Six Months Ended June 30,
	2019	2018	2019	2018
	(In Thousands, except per share amounts)
Interest income:
Loans	$18,026	16,700	35,130	32,158
Mortgage-related securities	764	644	1,523	1,282
Debt securities, federal funds sold and short-term investments	1,123	1,019	2,432	1,886
Total interest income	19,913	18,363	39,085	35,326
Interest expense:
Deposits	4,344	2,710	8,334	5,024
Borrowings	2,588	1,933	4,834	3,441
Total interest expense	6,932	4,643	13,168	8,465
Net interest income	12,981	13,720	25,917	26,861
Provision for loan losses	30	(220)	(650)	(1,100)
Net interest income after provision for loan losses	12,951	13,940	26,567	27,961
Noninterest income:
Service charges on loans and deposits	390	491	769	890
Increase in cash surrender value of life insurance	507	473	851	801
Mortgage banking income	34,105	32,090	57,464	56,277
Other	188	264	363	533
Total noninterest income	35,190	33,318	59,447	58,501
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	27,074	26,234	47,713	47,217
Occupancy, office furniture, and equipment	2,680	2,605	5,456	5,244
Advertising	963	1,000	1,921	1,860
Data processing	869	623	1,638	1,248
Communications	353	435	681	817
Professional fees	789	647	1,484	1,347
Real estate owned	19	(126)	51	191
Loan processing expense	879	904	1,684	1,892
Other	1,729	2,415	4,076	5,068
Total noninterest expenses	35,355	34,737	64,704	64,884
Income before income taxes	12,786	12,521	21,310	21,578
Income tax expense	3,143	3,101	5,125	5,205
Net income	$9,643	9,420	16,185	16,373
Income per share:
Basic	$0.37	0.34	0.61	0.60
Diluted	$0.37	0.34	0.61	0.59
Weighted average shares outstanding:
Basic	26,242	27,504	26,370	27,506
Diluted	26,412	27,742	26,572	27,790

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	June 30,	December 31,
	2019	2018
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$47,253	$48,234
Federal funds sold	13,339	25,100
Interest-earning deposits in other financial institutions and other short term investments	9,553	12,767
Cash and cash equivalents	70,145	86,101
Securities available for sale (at fair value)	182,862	185,720
Loans held for sale (at fair value)	244,052	141,616
Loans receivable	1,370,727	1,379,148
Less: Allowance for loan losses	12,617	13,249
Loans receivable, net	1,358,110	1,365,899

Office properties and equipment, net	24,978	24,524
Federal Home Loan Bank stock (at cost)	22,275	19,350
Cash surrender value of life insurance	68,581	67,550
Real estate owned, net	1,684	2,152
Prepaid expenses and other assets	42,451	22,469
Total assets	$2,015,138	$1,915,381

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$127,123	$139,111
Money market and savings deposits	182,222	163,511
Time deposits	745,651	735,873
Total deposits	1,054,996	1,038,495

Borrowings	518,681	435,046
Advance payments by borrowers for taxes	18,852	4,371
Other liabilities	35,806	37,790
Total liabilities	1,628,335	1,515,702

Shareholders' equity:
Preferred stock	-	-
Common stock	276	285
Additional paid-in capital	331,600	330,327
Retained earnings	183,820	187,153
Unearned ESOP shares	(17,210)	(17,804)
Accumulated other comprehensive loss, net of taxes	655	(2,361)
Cost of shares repurchased	(112,338)	(97,921)
Total shareholders' equity	386,803	399,679
Total liabilities and shareholders' equity	$2,015,138	$1,915,381

Share Information
Shares outstanding	27,626	28,463
Book value per share	$14.00	$14.04
Closing market price	$17.06	$16.76
Price to book ratio	121.86%	119.37%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$12,981	12,936	13,466	13,850	13,720
Provision for loan losses	30	(680)	-	40	(220)
Total noninterest income	35,190	24,257	25,636	34,062	33,318
Total noninterest expense	35,355	29,349	31,846	36,426	34,737
Income before income taxes	12,786	8,524	7,256	11,446	12,521
Income tax expense	3,143	1,982	1,578	2,743	3,101
Net income	$9,643	6,542	5,678	8,703	9,420
Income per share – basic	$0.37	0.25	0.21	0.32	0.34
Income per share – diluted	$0.37	0.24	0.21	0.31	0.34
Dividends declared per share	$0.12	0.62	0.12	0.12	0.12

Performance Ratios:
Return on average assets - QTD	1.95%	1.39%	1.18%	1.80%	2.02%
Return on average equity - QTD	9.96%	6.65%	5.58%	8.48%	9.40%
Net interest margin - QTD	2.82%	2.93%	2.99%	3.07%	3.14%

Return on average assets - YTD	1.67%	1.39%	1.64%	1.80%	1.80%
Return on average equity - YTD	8.28%	6.65%	7.60%	8.25%	8.13%
Net interest margin - YTD	2.88%	2.93%	3.09%	3.13%	3.16%

Asset Quality Ratios:
Past due loans to total loans	0.61%	0.46%	0.50%	0.67%	0.54%
Nonaccrual loans to total loans	0.41%	0.49%	0.48%	0.48%	0.46%
Nonperforming assets to total assets	0.37%	0.44%	0.45%	0.45%	0.45%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS
(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	1,552,199	1,477,991	1,496,125	1,507,632	1,451,507
Mortgage related securities	114,537	115,674	111,004	106,047	109,879
Debt securities, federal funds sold and short term investments	180,111	194,669	179,232	176,733	192,422
Total interest-earning assets	1,846,847	1,788,334	1,786,361	1,790,412	1,753,808
Noninterest-earning assets	136,263	125,396	119,715	122,575	119,291
Total assets	1,983,110	1,913,730	1,906,076	1,912,987	1,873,099

Interest-bearing liabilities
Demand accounts	35,744	36,268	36,941	37,936	37,291
Money market and savings accounts	193,542	176,237	184,873	185,864	166,587
Certificates of deposit	736,798	735,471	722,774	707,970	707,758
Total interest-bearing deposits	966,084	947,976	944,588	931,770	911,636
Borrowings	504,940	438,905	439,601	444,570	445,064
Total interest-bearing liabilities	1,471,024	1,386,881	1,384,189	1,376,340	1,356,700
Noninterest-bearing demand deposits	91,545	97,951	97,677	100,804	96,108
Noninterest-bearing liabilities	32,143	30,027	20,219	28,632	18,266
Total liabilities	1,594,712	1,514,859	1,502,085	1,505,776	1,471,074
Equity	388,398	398,871	403,991	407,211	402,025
Total liabilities and equity	1,983,110	1,913,730	1,906,076	1,912,987	1,873,099

Average Yield/Costs
Loans receivable and held for sale	4.66%	4.69%	4.63%	4.56%	4.61%
Mortgage related securities	2.68%	2.66%	2.58%	2.41%	2.35%
Debt securities, federal funds sold and short term investments	2.50%	2.73%	2.52%	2.39%	2.12%
Total interest-earning assets	4.32%	4.35%	4.29%	4.22%	4.20%

Demand accounts	0.09%	0.09%	0.09%	0.10%	0.09%
Money market and savings accounts	0.66%	0.63%	0.47%	0.35%	0.30%
Certificates of deposit	2.19%	2.04%	1.82%	1.62%	1.46%
Total interest-bearing deposits	1.80%	1.71%	1.49%	1.30%	1.19%
Borrowings	2.06%	2.08%	2.10%	1.90%	1.74%
Total interest-bearing liabilities	1.89%	1.82%	1.68%	1.50%	1.37%

COMMUNITY BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$13,530	13,132	13,774	14,121	13,747
Provision for loan losses	-	(700)	-	-	(250)
Total noninterest income	1,079	881	911	1,312	1,137
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	4,671	4,756	4,761	4,435	4,301
Occupancy, office furniture and equipment	944	972	842	826	813
Advertising	220	181	185	183	241
Data processing	493	457	422	414	400
Communications	93	82	92	112	121
Professional fees	160	268	339	257	180
Real estate owned	19	32	(62)	(128)	(126)
Loan processing expense	-	-	-	-	-
Other	635	489	571	701	658
Total noninterest expense	7,235	7,237	7,150	6,800	6,588
Income before income taxes	7,374	7,476	7,535	8,633	8,546
Income tax expense	1,594	1,687	1,632	2,003	1,970
Net income	$5,780	5,789	5,903	6,630	6,576

Efficiency ratio - QTD	49.52%	51.64%	48.69%	44.06%	44.26%
Efficiency ratio - YTD	50.56%	51.64%	47.63%	47.28%	48.99%

MORTGAGE BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$(529)	(208)	(332)	(286)	(40)
Provision for loan losses	30	20	-	40	30
Total noninterest income	34,364	23,571	24,986	33,165	32,547
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	22,579	16,060	18,499	23,164	22,078
Occupancy, office furniture and equipment	1,736	1,804	2,018	1,925	1,792
Advertising	743	777	854	1,041	759
Data processing	372	308	309	386	224
Communications	260	246	290	300	314
Professional fees	620	426	52	319	458
Real estate owned	-	-	-	-	-
Loan processing expense	879	805	643	837	904
Other	1,186	1,912	2,297	2,064	1,964
Total noninterest expense	28,375	22,338	24,962	30,036	28,493
Income before income taxes	5,430	1,005	(308)	2,803	3,984
Income tax expense	1,545	286	(62)	737	1,133
Net income	$3,885	719	(246)	2,066	2,851

Efficiency ratio - QTD	83.86%	95.61%	101.25%	91.35%	87.65%
Efficiency ratio - YTD	88.66%	95.61%	92.89%	90.60%	90.16%

Loan Originations	$793,254	501,432	600,156	761,206	721,184
Purchase	87.6%	89.9%	91.1%	92.1%	92.6%
Refiance	12.4%	10.1%	8.9%	7.9%	7.4%
Gross margin on loans sold(1)	4.29%	4.57%	4.17%	4.39%	4.50%
(1) - Gross margin on loans sold equals mortgage banking income (excluding the change in interest rate lock value) divided by total loan originations